Q3 2020 Earnings Release October 19, 2020 Exhibit 99.2

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2020 and its Quarterly Report on Form 10-Q, filed with the SEC on August 7, 2020. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of September 30, 2020. PAGE

COMPANY OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com TOTAL ASSETS $5.8 billion MARKET CAP(1) $1.1 billion TOTAL LOANS $4.9 billion TOTAL DEPOSITS $4.2 billion Data is as of September 30, 2020, except as noted below (1) Data is as of October 16, 2020

Q3 2020 RESULTS PAGE Diluted earnings per share of $0.89 for the quarter Adjusted diluted earnings per share of $0.91 for the quarter excluding the transaction costs related to the receivables acquired from Transport Financial Solutions (“TFS”), net of taxes Total loans held for investment increased $459.6 million The commercial finance portfolio increased $461.9 million, the national lending portfolio increased $118.9 million, and the community banking portfolio decreased $121.2 million Total deposits increased $185.8 million, or 4.6%. Noninterest bearing demand deposits grew $195.0 million, or 17.4% Acquired $107.5 million of factored receivables from TFS on July 8, 2020. $22.0 million Net income to common stockholders LOAN GROWTH 10.5% Loans Held for Investment NIM 5.83% Net Interest Margin1 ROATCE 19.43% Return on Average Tangible Common Equity2 TCE/TA 8.09% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $4,104 in Q3 2020 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation

LONG TERM PERFORMANCE GOALS VS ACTUAL Q3 NET INTEREST INCOME TO AVERAGE ASSETS Q3: 5.36% Q3 Adjusted: 5.36% Goal 6.00 - 6.50% NET OVERHEAD RATIO Q3: 3.23% Q3 Adjusted: 3.17% Goal 3.00 - 3.50% Annualized performance metrics presented are for the three months ended September 30, 2020 Reconciliations of these financial measures can be found at the end of the presentation PRE-PROVISION NET REVENUE Q3: 2.13% Q3 Adjusted: 2.19% Goal > 3.00% CREDIT COSTS Q3: (0.02)% Q3 Adjusted: (0.02)% Goal < 0.30% TAXES Q3: 0.50% Q3 Adjusted: 0.52% Goal ~ 0.57% RETURN ON AVERAGE ASSETS TO COMMON STOCKHOLDERS Q3: 1.59% Q3 Adjusted: 1.63% Goal > 2.00% AVERAGE TANGIBLE COMMON EQUITY TO AVERAGE ASSETS Q3: 8.17% Q3 Adjusted: 8.17% Goal ~ 8.75% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (“ROATCE”) Goal > 20.00% Q3: 19.43% Q3 Adjusted: 19.98% PAGE PREFERRED DIVIDENDS Q3: 0.06% Q3 Adjusted: 0.06% Goal ~ 0.06%

LOAN PORTFOLIO TOTAL LOANS (in millions) COMMUNITY BANKING Focused on core deposit generation and business lending in the communities we serve COMMERCIAL FINANCE Factoring, asset based lending, and equipment finance produce top tier return on assets NATIONAL LENDING Mortgage warehouse to provide portfolio diversification and liquid credit to opportunistically scale our loan portfolio $4,889.6 Total loans include $19.9 million of commercial real estate loans held for sale, $11.6 million of 1-4 residential mortgage loans held for sale and $5.2 million of liquid credit loans held for sale PAGE Community Banking $2,009.7 41% Commercial Finance $1,686.9 35% National Lending $1,193.0 24%

LOAN PORTFOLIO DETAIL COMMUNITY BANKING 41% of Total Portfolio NATIONAL LENDING 24% of Total Portfolio COMMERCIAL FINANCE 35% of Total Portfolio $2,009.7 $1,193.0 $1,686.9 Chart data labels – dollars in millions (1) Includes $19.9 million of commercial real estate loans held for sale (2) Includes $11.6 million of mortgage loans held for sale (3) Includes $5.2 million of liquid credit loans held for sale PAGE Real Estate & Farmland $1,314.3 65% Commercial $678.2 34% Consumer $17.2 1% Factored Receivables $1,016.3 60% Equipment Finance $509.9 30% Asset-Based Lending $160.7 10% Mortgage Warehouse $999.8 84% Liquid Credit $193.2 16% REAL ESTATE Commercial Real Estate(1) $782.4 Construction, Land & Development $244.5 1-4 Family Residential(2) $176.4 Farmland $111.0 COMMERCIAL Agriculture $112.2 Payment Protection Program $223.2 General $342.8 CONSUMER $17.2 FACTORED RECEIVABLES Triumph Business Capital $949.0 Other Factored Receivables $67.3 EQUIPMENT FINANCE $509.9 ASSET BASED LENDING $160.7 $1,686.9 MORTGAGE WAREHOUSE $999.8 LIQUID CREDIT(3) $193.2

TRANSPORTATION FINANCE Gross transportation revenue consists of factoring revenue from transportation clients, interest and fees from commercial loans to borrowers in transportation industries, transportation related insurance commissions, and revenue from TriumphPay. Total gross revenue consists of total interest income and noninterest income. Transportation assets include transportation related factored receivables and commercial loans to borrowers in transportation industries. By proudly banking the trucking industry, we intend to be a dominant player in a large industry that is a profitable sector for a well-positioned bank. Products we offer to transportation clients include: Checking Treasury management Factoring Equipment finance TriumphPay Commercial lending Fuel cards Insurance brokerage PAGE

Transportation Payment Amounts Processed (in millions) TRANSPORTATION PAYMENTS PROCESSED $2,920.1 PAGE Triumph Business Capital TriumphPay COMBINED TRANSPORTATION PAYMENTS ANNUALIZED RUN RATE ~$12 BILLION Data is for the quarter ended September 30, 2020 Triumph Business Capital $1,758.8 60% TriumphPay $1,161.3 40%

TRIUMPH BUSINESS CAPITAL FACTORING Yield of 15.65% in the current quarter Average annual charge-off rate of 0.43% over the past 3 years * On July 8, 2020, we acquired $107.5 million of factored receivables from Transport Financial Solutions. On June 2, 2018, we acquired $131.0 million of transportation factoring assets via the acquisition of Interstate Capital Corporation and certain of its affiliates [Pie Chart] Transportation Non-Transportation 88% 12% [Bar/Line Chart] Total Purchases Number of Invoices Purchased [Bar Chart] Average Invoice Size PAGE

CARRIER PAYMENT PLATFORM CLIENTS ON PLATFORM [Bar/Line Chart] Invoice and Payment Trends Number of Invoices Payment Amounts Processed Total payment amounts processed (annualized) Total invoices processed (annualized) PAGE

ASSET QUALITY PAGE

COVID-19 EXPOSURE Industry Total Exposure1 (millions) % of Gross Loans Loans in Deferral (millions) Retail $202.5 4.2% $− Hospitality $129.1 2.7% $24.1 Energy $78.6 1.6% $9.0 Health Care/Senior Care $48.9 1.0% $− Restaurants $38.5 0.8% $1.2 Energy Total Exposure1 (millions) Equipment finance $43.4 Factoring $22.0 Asset-based lending $2.4 Other $10.8 No exposure to E&P or reserve based lending Retail Total Exposure1 (millions) Retail real estate $75.1 Vehicle lending (DFP) $42.3 Grocery and sundries2 $36.3 Factoring $18.4 Other $30.4 September 30, 2020 exposure to industries most impacted by COVID-19 1 On balance sheet loans and unfunded commitments to lend; excludes Paycheck Protection Program loans. 2 Includes exposure to grocery, pharmacy, gas stations, convenience stores and pet stores. PAGE

COVID-19 LOAN DEFERRALS (Dollars in millions) Balance of Loans in Deferral Total Loans % of Portfolio 2Q20 3Q20 3Q20 3Q20 Commercial $274.2 $16.8 $1,536.9 1% Factored receivables $− $− $1,016.3 −% Mortgage warehouse $− $− $999.8 −% Commercial real estate $269.6 $77.4 $762.5 10% Construction, land development, land $9.9 $0.1 $244.5 −% 1-4 family residential $17.5 $8.6 $164.8 5% Farmland $0.2 $− $111.0 −% Consumer $0.4 $0.1 $17.1 1% Total $571.8 $103.0 $4,852.9 2% Loans modified for borrowers impacted by the COVID-19 pandemic have decreased significantly from the prior quarter. PAGE

DEPOSIT MIX PAGE Changes From June 30, 2019(1) to September 30, 2020: Non-interest bearing demand up $632 million from 19% to 31% of deposit base CD balances down from 31% to 20% with an average cost of 1.66% in the current quarter Total cost of funds down by over 50% from 1.14% to 0.56% (1) June 30, 2019 is the quarter end prior to the strategic shift we announced during the second half of 2019. ü Non-interest bearing demand $1,315,900 Interest bearing demand 634,272 Individual retirement accounts 94,933 Money market 384,476 Savings 405,954 Certificates of deposit 857,514 Brokered time deposits 344,986 Other brokered deposits 210,066 Total deposits $4,248,101 31% 15% 2% 9% 10% 20% 8% 5%

FINANCIAL HIGHLIGHTS

Key Metrics	As of and For the Three Months Ended September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Performance ratios - annualized					
Return on average assets	1.65%	0.99%	(0.36%)	1.31%	1.17%
Return on average tangible common equity (ROATCE) (1)	19.43%	12.96%	(4.09%)	14.54%	12.56%
Yield on loans(2)	7.05%	6.52%	7.22%	7.48%	7.63%
Cost of total deposits	0.56%	0.79%	1.05%	1.15%	1.19%
Net interest margin(2)	5.83%	5.11%	5.63%	5.72%	5.85%
Net non-interest expense to average assets	3.23%	2.40%	3.88%	3.46%	3.64%
Adjusted net non-interest expense to average assets (1)	3.17%	3.11%	3.88%	3.46%	3.64%
Efficiency ratio	65.15%	62.56%	78.24%	70.15%	71.93%
Adjusted efficiency ratio (1)	64.18%	70.75%	78.24%	70.15%	71.93%
Asset Quality(3)					
Non-performing assets to total assets	1.52%	1.20%	1.09%	0.87%	0.91%
ACL to total loans	1.88%	1.24%	1.04%	0.69%	0.76%
Net charge-offs to average loans	0.02%	0.02%	0.04%	0.08%	0.01%
Capital(4)					
Tier 1 capital to average assets	10.75%	9.98%	9.62%	10.03%	10.37%
Tier 1 capital to risk-weighted assets	10.32%	10.57%	9.03%	10.29%	10.08%
Common equity tier 1 capital to risk-weighted assets	8.72%	8.84%	8.24%	9.46%	9.26%
Total capital to risk-weighted assets	12.94%	13.44%	11.63%	12.76%	11.79%
Per Share Amounts					
Book value per share	$ 26.11	$ 25.28	$ 24.45	$ 25.50	$ 24.99
Tangible book value per share (1)	$ 18.38	$ 17.59	$ 16.64	$ 17.88	$ 17.40
Basic earnings (loss) per common share	$ 0.89	$ 0.56	$ (0.18)	$ 0.67	$ 0.56
Diluted earnings (loss) per common share	$ 0.89	$ 0.56	$ (0.18)	$ 0.66	$ 0.56
Adjusted diluted earnings per common share(1)	$ 0.91	$ 0.25	$ (0.18)	$ 0.66	$ 0.56

TRIUMPH

1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to acquisition-related activities, net of tax where applicable. 2) Includes discount accretion on purchased loans of $1,159 in 3Q19, $1,555 in 4Q19, $2,134 in 1Q20, $2,139 in 2Q20, and $4,104 in 3Q20 (dollars in thousands). 3) Asset quality ratios exclude loans held for sale, except for nonperforming assets. 4) Current quarter ratios are preliminary

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PLATFORM OVERVIEW – BRANCH NETWORK 63 TOTAL BRANCHES 38 in Colorado 15 in Illinois 3 in Iowa 3 in New Mexico 2 in Kansas 2 in Texas BRANCH LOCATIONS as of September 30, 2020 PAGE

PLATFORM OVERVIEW – LENDING 23% Texas GEOGRAPHIC LENDING CONCENTRATIONS1 as of September 30, 2020 20% Colorado 1% Kansas 6% Iowa 11% Illinois 2% New Mexico 1 States with a physical branch presence. Excludes factored receivables PAGE

COVID-19 RESPONSE We are supporting our customers and communities affected by the COVID-19 pandemic. Loan payment deferral program and participation in the Paycheck Protection Program (PPP). As of September 30th our balance sheet reflected short-term deferrals on outstanding loan balances of $103.0 million to assist customers impacted by COVID-19. These deferred balances carried accrued interest of $0.7 million and the modifications were not considered troubled debt restructurings. As of September 30th, we carried 2,080 PPP loans with a total balance of $223.2 million classified as commercial loans. We have received approximately $7.7 million in total fees from the SBA, $1.2 million and $2.6 million of which were recognized in earnings during the three and nine months ended September 30, 2020. The remaining fees will be amortized over the respective lives of the loans. We waived a variety of deposit fees during the second quarter and continue to support the prompt processing of payments including such payments for non-bank customers. We continue to invest in, serve, and care for our communities. Local teams have made donations and purchased meals for those in need, including first responders. Most branches remain open with drive-through access. Over 90% of non-retail staff team members are working from home with minimal impact to our operations and service levels. PAGE

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2020 2020 2020 2019 2019 Net income available to common stockholders $22,005 $13,440 $(4,450) $16,709 $14,317 Transaction costs 827 — — — — Gain on sale of subsidiary or division — (9,758) — — — Tax effect of adjustments (197) 2,451 — — — Adjusted net income available to common stockholders $22,635 $6,133 $(4,450) $16,709 $14,317 Weighted average shares outstanding - diluted 24,802,388 24,074,442 24,314,329 25,254,862 25,734,471 Adjusted diluted earnings per common share $0.91 $0.25 $(0.18) $0.66 $0.56 Average total stockholders' equity $688,327 $610,258 $627,369 $647,546 $646,041 Average preferred stock liquidation preference (45,000) (5,934) — — — Average total common stockholders' equity 643,327 604,324 627,369 647,546 646,041 Average goodwill and other intangibles (192,682) (187,255) (189,359) (191,551) (193,765) Average tangible common stockholders' equity $450,645 $417,069 $438,010 $455,995 $452,276 Net income (loss) $22,005 $13,440 $(4,450) $16,709 $14,317 Average tangible common equity 450,645 417,069 438,010 455,995 452,276 Return on average tangible common equity 19.43% 12.96% (4.09%) 14.54% 12.56% Adjusted efficiency ratio: Net interest income $74,379 $64,251 $62,500 $66,408 $64,765 Non-interest income 10,493 20,029 7,477 8,666 7,742 Operating revenue 84,872 84,280 69,977 75,074 72,507 Gain on sale of subsidiary or division — (9,758) — — — Adjusted operating revenue $84,872 $74,522 $69,977 $75,074 $72,507 Non-interest expenses $55,297 $52,726 $54,753 $52,661 $52,153 Transaction costs (827) — — — — Adjusted non-interest expense $54,470 $52,726 $54,753 $52,661 $52,153 Adjusted efficiency ratio 64.18% 70.75% 78.24% 70.15% 71.93%

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2020 2020 2020 2019 2019 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $55,297 $52,726 $54,753 $52,661 $52,153 Transaction costs (827) — — — — Adjusted non-interest expense 54,470 52,726 54,753 52,661 52,153 Total non-interest income 10,493 20,029 7,477 8,666 7,742 Gain on sale of subsidiary or division — (9,758) — — — Adjusted non-interest income $10,493 $10,271 $7,477 $8,666 $7,742 Adjusted net non-interest expenses $43,977 $42,455 $47,276 $43,995 $44,411 Average total assets $5,518,708 $5,487,072 $4,906,547 $5,050,860 $4,840,540 Adjusted net non-interest expense to average assets ratio 3.17% 3.11% 3.88% 3.46% 3.64% Total stockholders' equity $693,842 $656,871 $589,347 $636,590 $633,693 Preferred stock liquidation preference (45,000) (45,000) — — — Total common stockholders' equity 648,842 611,871 589,347 636,590 633,693 Goodwill and other intangibles (192,041) (186,162) (188,208) (190,286) (192,440) Tangible common stockholders' equity $456,801 $425,709 $401,139 $446,304 $441,253 Common shares outstanding at end of period 24,851,601 24,202,686 24,101,120 24,964,961 25,357,985 Tangible book value per share $18.38 $17.59 $16.64 $17.88 $17.40 Total assets at end of period $5,836,787 $5,617,493 $5,353,729 $5,060,297 $5,039,697 Goodwill and other intangibles (192,041) (186,162) (188,208) (190,286) (192,440) Tangible assets at period end $5,644,746 $5,431,331 $5,165,521 $4,870,011 $4,847,257 Tangible common stockholders' equity ratio 8.09% 7.84% 7.77% 9.16% 9.10%

NON-GAAP FINANCIAL RECONCILIATION Ratios may not recalculate due to rounding Ratios may not recalculate due to rounding PAGE Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2020 September 30, 2020 (Dollars in thousands, except per share amounts) GAAP Adjusted (Dollars in thousands, except per share amounts) GAAP Adjusted Net interest income to average total assets: Taxes to average total assets: Net interest income $74,379 $74,379 Income tax expense (benefit) $6,929 $6,929 Average total assets 5,518,708 5,518,708 Tax effect of adjustments — 197 Net interest income to average assets 5.36% 5.36% Adjusted Tax Expense $6,929 $7,126 Average total assets 5,518,708 5,518,708 Net noninterest expense to average total assets: Taxes to average assets 0.50% 0.52% Total noninterest expense $55,297 $55,297 Transaction costs — (827) Preferred dividends to average total assets: Adjusted noninterest expense 55,297 54,470 Preferred dividends $899 $899 Total noninterest income 10,493 10,493 Average total assets 5,518,708 5,518,708 Net noninterest expense $44,804 $43,977 Preferred dividends to average assets 0.06% 0.06% Average total assets 5,518,708 5,518,708 Net noninterest expense to average assets ratio 3.23% 3.17% Return on average total assets: Net interest income to average assets 5.36% 5.36% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio (3.23%) (3.17%) Net interest income $74,379 $74,379 Pre-provision net revenue to average assets 2.13% 2.19% Adjusted net noninterest expense 44,804 43,977 Credit costs to average assets 0.02% 0.02% Pre-provision net revenue $29,575 $30,402 Taxes to average assets (0.50%) (0.52%) Average total assets 5,518,708 5,518,708 Return on average assets 1.65% 1.69% Pre-provision net revenue to average assets 2.13% 2.19% Dividends to average assets (0.06%) (0.06%) Return on average assets to common stockholders 1.59% 1.63% Credit costs to average total assets: Credit loss expense $(258) $(258) Average tangible common equity to average assets: Average total assets 5,518,708 5,518,708 Average tangible equity $450,645 $450,645 Credit costs to average assets (0.02%) (0.02%) Average assets 5,518,708 5,518,708 Average tangible equity to average assets 8.17% 8.17% Return on average tangible common equity: Return on average assets to common stockholders 1.59% 1.63% Average tangible equity to average assets 8.17% 8.17% Return on average tangible common equity: 19.43% 19.98%

Appendix

TFS TRANSACTION: DAY 1 ACCOUNTING PAGE Day 1 Acquisition Accounting (millions) Face Value of Over-Advances $62.2 Allowance for Credit Loss(1) (37.4) (1)ACL established on acquired PCD assets in purchase accounting - not through earnings. Discount (0.9) Net Over-Advances 23.8 Other Receivables 46.3 Escrows Payable (5.6) Indemnification Asset(2) 31.2 (2)Fair Value of Settlement Indemnification. Values of 1 and 2 Deferred Tax Asset 1.4 considers risk of not collecting all Over-Advances. Customer Intangible 3.5 Goodwill 4.5 Net Assets Acquired $105.1 Initial Cash Paid $108.4 Stock Issued(3) 13.9 (3)630,268 shares issued at July 8 price of $22.12 Receivable from Seller(4) (17.2) (4)Net proceeds expected based on 9-23 settlement date and Consideration Paid $105.1 $27.89 stock price

TFS TRANSACTION: DISPUTE SETTLEMENT PAGE As of and For the Three Months Ended Key Metrics June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Performance ratios - annualized Return on average assets 0.99% (0.36%) 1.31% 1.17% 1.09% Return on average tangible common equity (ROATCE) (1) 12.96% (4.09%) 14.54% 12.56% 11.19% Yield on loans(2) 6.52% 7.22% 7.48% 7.63% 7.95% Cost of total deposits 0.79% 1.05% 1.15% 1.19% 1.14% Net interest margin(2) 5.11% 5.63% 5.72% 5.85% 5.99% Net non-interest expense to average assets 2.40% 3.88% 3.46% 3.64% 3.68% Adjusted net non-interest expense to average assets (1) 3.11% 3.88% 3.46% 3.64% 3.68% Efficiency ratio 62.56% 78.24% 70.15% 71.93% 71.37% Adjusted efficiency ratio (1) 70.75% 78.24% 70.15% 71.93% 71.37% Asset Quality(3) Non-performing assets to total assets 1.20% 1.09% 0.87% 0.91% 0.86% ACL to total loans 1.24% 1.04% 0.69% 0.76% 0.77% Net charge-offs to average loans 0.02% 0.04% 0.08% 0.01% 0.05% Capital(4) Tier 1 capital to average assets 9.98% 9.62% 10.03% 10.37% 10.84% Tier 1 capital to risk-weighted assets 10.57% 9.03% 10.29% 10.08% 11.08% Common equity tier 1 capital to risk-weighted assets 8.84% 8.24% 9.46% 9.26% 10.19% Total capital to risk-weighted assets 13.44% 11.63% 12.76% 11.79% 12.88% Per Share Amounts Book value per share $25.28 $24.45 $25.50 $24.99 $24.56 Tangible book value per share (1) $17.59 $16.64 $17.88 $17.40 $17.13 Basic earnings (loss) per common share $0.56 $(0.18) $0.67 $0.56 $0.48 Diluted earnings (loss) per common share $0.56 $(0.18) $0.66 $0.56 $0.48 Adjusted diluted earnings per common share(1) $0.25 $(0.18) $0.66 $0.56 $0.48 STRUCTURE OF THE DISPUTE SETTLEMENT AGREEMENT CVLG (the "Seller") has agreed to provide indemnification for 100% of the first $30 million of any losses related to the face value of Over Advances, and for 50% of the next $30 million of losses, for total indemnification of $45 million. WHAT IS THE RANGE OF OUTCOMES TO PRE-TAX EARNINGS? Complete Loss Scenario Should 100% of the Face Value be charged off the loss equals ~ $10 million. Charge-Off Face Value Net of ACL $(23.8) Max Indemnification = $45M - $31.2 NBV 13.8 Maximum Pre-Tax Loss $(10.0) No Loss Scenario Should none of the Face Value be charged off the gain equals ~ $6.2 million. Release ACL to Income $37.4 Write-off Indemnification Asset (31.2) Maximum Pre-Tax Income $6.2 OTHER ITEMS OF NOTE: - The Fair Value of the Company's stock issued exceeds the total intangibles created, but on a per share basis is 22 cents dilutive, or just over 1%. - The Company provided a Line of Credit to the Seller for $45 million secured by $60 million of collateral. The collateral secures the Seller's indemnification obligations, and the Line of Credit provides the Seller liquidity, if needed, to fund the indemnification. - The payment expected from the Seller increased $2 million from the date of settlement to September 30th, 2020. This increase was recorded in Q3 as "Other Income" to reflect the increase in the Company's stock price from the settlement date. Should actual proceeds at sale collected increase or decrease from this estimate, the delta will be similarly recorded in earnings.